CELGENE CORPORATION

                          SECURITIES PURCHASE AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") IN RELIANCE ON EXEMPTIONS THEREFROM PROVIDED BY SECTIONS 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER, NOR HAVE SUCH SECURITIES BEEN QUALIFIED WITH ANY STATE SECURITIES ADMINISTRATOR IN RELIANCE ON SIMILAR EXEMPTIONS.

THIS SECURITIES PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE COMPANY RESERVES THE RIGHT TO REJECT ANY PROSPECTIVE INVESTOR EVEN IF SUCH INVESTOR SATISFIES ALL SUITABILITY STANDARDS. THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSE ONLY AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND OF THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 9, 1997 by and among Celgene Corporation, a Delaware corporation, with headquarters located at 7 Powder Horn Drive, Warren, New Jersey, 07059 (the "Company"), and each of the purchasers set forth on the signature pages hereto (each, an "Investor" and collectively, the "Investors").


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                               W I T N E S S E T H

     WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D ("Regulation D") promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act;

     WHEREAS, the Company has authorized a new series of preferred stock, designated as its Series B Convertible Preferred Stock (the "Preferred Stock"), having the powers, rights, preferences and privileges set forth in the Certificate of Designation attached hereto as Exhibit "A" (the "Certificate of Designation");

     WHEREAS, the Preferred Stock is convertible into, and the accrued dividends on the Preferred Stock shall be applied exclusively to the purchase of, shares (the "Conversion Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock") upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

     WHEREAS, the Investors desire to purchase from the Company and the Company desires to issue and sell to the Investors at the First Closing (as defined in Section 1.a.i.), upon the terms and conditions set forth in this Agreement, an aggregate of five thousand (5,000) shares of Preferred Stock, at a price per share equal to One Thousand Dollars ($1,000) (the "Per Share Purchase Price"), or an aggregate purchase price of Five Million Dollars ($5,000,000);

     WHEREAS, the Investors desire to agree to purchase from the Company, and the Company desires to have the option to issue and sell, at up to three subsequent closings subject to and upon the terms and conditions set forth in this Agreement, an aggregate of an additional fifteen thousand (15,000) shares of Preferred Stock, at the Per Share Purchase Price, or an aggregate additional purchase price of Fifteen Million Dollars ($15,000,000);

     WHEREAS, each Investor desires to purchase from the Company at the First Closing, upon the terms and conditions stated in this Agreement, the number of shares of Preferred Stock set forth immediately below its name and address on the signature pages hereto (for such Investor, its "Subscription Amount"), and wishes to purchase or agree to purchase the aggregate number of shares of Preferred Stock equal to the aggregate subscription amount set forth immediately below the Subscription Amount on the signature pages hereto (for such Investor, its "Aggregate Subscription Amount"), subject to the satisfaction or waiver of the conditions set forth in Section 7 of this Agreement;

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     WHEREAS, the Company desires to agree to issue to each Investor warrants
(the "Warrants"), in the form attached hereto as Exhibit "B", to acquire a number of shares (the "Warrant Shares") of Common Stock equal to (i) 7.5% of the Conversion Shares issuable upon conversion of a number of shares of Preferred Stock equal to the Aggregate Subscription Amount for such Investor, based on the Conversion Price (as defined in the Certificate of Designation) in effect on the date of issuance of such Warrants (the "Warrant Determination Price"), plus (ii) 37.5% of the Conversion Shares issuable upon conversion of all Preferred Stock actually issued and sold to such Investor pursuant to this Agreement based on the Warrant Determination Price.

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide to the Investors certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW THEREFORE, the Company and each of the Investors (severally and not jointly) hereby agree as follows:


     1.   PURCHASE AND SALE OF PREFERRED STOCK.

          a.   Purchase of Preferred Stock.

               i. First Closing. The Company shall issue and sell to each Investor, and each Investor severally agrees to purchase from the Company, the number of shares of Preferred Stock equal to the Subscription Amount for such Investor at a price per share equal to the Per Share Purchase Price (the "Purchase Price"). The issuance, sale and purchase of Preferred Stock pursuant to this Section 1.a.i. shall take place at a closing (the "First Closing"), which is subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7.a. below.

               ii. Second Closing. Subsequent to the First Closing, the Company shall have the option (which option may be exercised only as to all Investors) to issue and sell to each Investor, and each Investor severally agrees to purchase from the Company upon the exercise of such option an additional number of shares of Preferred Stock equal to the Subscription Amount for such Investor at the Purchase Price. The issuance, sale and purchase of Preferred Stock pursuant to this Section 1.a.ii. shall take place at a closing (the "Second Closing"), which is subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 7.b. below.


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


               iii. Third Closing. Subsequent to the Second Closing, the Company shall have the option (which option may be exercised only as to all Investors) to issue and sell to each Investor and each Investor severally agrees to purchase from the Company upon the exercise of such option an additional number of shares of Preferred Stock equal to the Subscription Amount for such Investor at the Purchase Price. The issuance, sale and purchase of the Preferred Stock pursuant to this Section 1.a.iii. shall take place at a closing (the "Third Closing"), which is subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 7.c. below.

               iv. Fourth Closing. Subsequent to the Third Closing, the Company shall have the option (which option may be exercised only as to all Investors) to issue and sell to each Investor, and each Investor severally agrees to purchase from the Company upon the exercise of such option an additional number of shares of Preferred Stock equal to the Subscription Amount for such Investor at the Purchase Price. The issuance, sale and purchase of Preferred Stock pursuant to this Section 1.a.iv. shall take place at a closing (the "Fourth Closing"), which is subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 7.d. below. Each of the First Closing, Second Closing, Third Closing and Fourth Closing is sometimes hereinafter referred to as a "Closing".

          b. Form of Payment. On each Closing Date (as defined in Section 1.c.) (i) each Investor shall pay the Purchase Price by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of one or more duly executed certificate(s) representing the number of shares of Preferred Stock which such Investor is then purchasing, and (ii) the Company shall deliver such certificate(s) against receipt of the Purchase Price.

          c. Closing Dates. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Stock pursuant to this Agreement (the "Closing Dates") shall be (i) in the case of the First Closing, 3:00 p.m. Eastern Standard Time on June 9, 1997 (subject to a three (3) business day grace period at either party's option) and (ii) in the case of the Second, Third and Fourth Closings, 10:00 a.m. Eastern Standard Time on the fifteenth (15th) business day following notification by the Company of satisfaction (or waiver) of the conditions thereto and its desire to exercise its option to issue and sell the Preferred Stock to be sold at any such Closing or such other mutually agreed upon time. The Closings shall occur on the Closing Dates at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York, 10036. Notwithstanding anything herein to the contrary, the Second Closing shall not occur prior to October 1, 1997, the Third Closing shall not occur prior to January 1, 1998; the Fourth Closing shall not occur prior to April 1, 1998, and no Closing shall occur after one year from the date hereof.

          d. Issuance of Warrants. At the earlier of (i) June 1, 1998 or (ii) the date of receipt by the Company of a written request from any Investor that the Company issue the


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


Warrants that the Investor is entitled to receive pursuant to this Agreement (in each case, the "Issuance Date"), the Company will issue to such Investor Warrants to acquire a number of shares of Common Stock equal to (i) 7.5% of the Conversion Shares issuable upon conversion of a number of shares of Preferred Stock equal to the Aggregate Subscription Amount for such Investor, based on the Warrant Determination Price, plus (ii) 37.5% of the Conversion Shares issuable upon conversion of all shares of Preferred Stock issued and sold to such Investor pursuant to this Agreement through the Issuance Date for such Warrants in respect of which Warrants have not previously been issued, based on the Warrant Determination Price. All Warrants shall have a term of four years from the Issuance Date for such Warrants and an exercise price equal to 115% of the Conversion Price in effect (as determined by the Certificate of Designation) on the Issuance Date for such Warrants.


          2.   INVESTORS' REPRESENTATIONS AND WARRANTIES.

          Each Investor severally represents and warrants to the Company that:

               a. Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (a copy of which is annexed hereto immediately following the signature page). Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with its purposes.

               b. Access to Information. The Investor or its professional advisor has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Investor or its professional advisor deems necessary to verify the accuracy of the information received. The Investor or its professional advisor has received and reviewed the SEC Documents (as defined in Section 3.g).

               c. Capability to Evaluate. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment. The Investor recognizes that investment in the Preferred Stock involves certain risks, including the potential loss of the Investor's investment therein, and the Investor has taken full cognizance of and understands all of the Risk Factors (set forth in Exhibit "D" hereto) related to the purchase of the securities. The Investor is an investor in securities of companies in the development stage and has made investments in securities other than those of the Company. The Investor acknowledges that it has the ability to bear the economic risk of its investment pursuant to this Agreement.


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


               d. Illiquidity. The Investor is aware that there are legal and practical limits on the Investor's ability to sell or dispose of the shares of Preferred Stock and the shares of Common Stock of the Company issuable upon conversion thereof, and, therefore, that the Investor must bear the economic risk of the investment for an indefinite period of time.

               e. Authority and Due Authorization. The Investor, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Investor is executing this Agreement. The Investor has reached the age of majority (if an individual) according to the laws of the state in which he resides. If the Investor is a corporation, the Investor is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Preferred Stock to be purchased by it and to execute and deliver this Agreement. If the Investor is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Investor (and if any such partner is itself a partnership, with respect to all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby. If the Investor is purchasing in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the Investor is so purchasing. If the Preferred Stock is to be owned by more than one person in any manner, the Investor understands and agrees that all of the co-owners of such Preferred Stock must sign this Agreement.

               f. Investment Purpose. The Investor is acquiring the shares of Preferred Stock, the Conversion Shares, the Warrants, and the Warrant Shares (collectively, the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the Securities Act.

               g. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

               h. Transfer or Resale. The Investor understands that (i) the Securities have not been and, except as provided in the Registration Rights Agreement, will not be


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


registered under the Securities Act or any applicable state securities laws, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Investor shall have delivered to the Company an opinion of counsel (which counsel and opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (C) sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and
(iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

               i. Legends. The Investor understands that the certificates for the shares of Preferred Stock, Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Investor agrees that it will sell all Securities, including those represented by a certificate(s) from which the legend has been removed, only in compliance with all applicable securities laws.


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     In addition, the Investor understands that the certificates for any
Conversion Shares or Warrant Shares will at all times bear a restrictive legend in substantially the following form:

     "The shares represented by this Certificate are subject to restrictions on transfer pursuant to an agreement dated June 9, 1997 between the Company and the Stockholder whose name appears on this certificate. Copies of this Agreement may be obtained from the offices of the Company."


     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Investor that:

          a. Organization and Qualification. The Company and its wholly owned, sole subsidiary are each corporations duly organized and existing in good standing under the law of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and its subsidiary are each duly qualified as foreign corporations to do business and are in good standing in every jurisdiction in which the nature of the business conducted by them makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, properties, operations, assets, financial condition or results of operations of the Company and its subsidiary taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. The Company is primarily engaged in the production or sale of a product or service other than the investment of capital.

          b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to file, and to perform its obligations under, the Certificate of Designation and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants, and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the filing of the Certificate of Designation and the issuance of the shares of Preferred Stock and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company or its Board or Directors is required, (iii) this Agreement has been duly executed and delivered and the Certificate of Designation has been duly filed by the Company and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such will be duly executed and delivered, and (iv) each of this Agreement and the Certificate of Designation constitutes, and upon execution and delivery by the Company of the Registration Rights


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Agreement and the Warrants, each of such instruments will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock of which 12,006,020 shares are issued and outstanding as of May 28, 1997, and (ii) 5,000,000 shares of Preferred Stock, 520 of which are designated as Series A Convertible Preferred Stock and 135 of which are outstanding as of May 28, 1997. All of such outstanding shares of capital stock are validly issued, fully paid and nonassessable. Except as disclosed in Schedule 3(c) hereto, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls, rights of first refusal or like commitments relating to, or securities or rights convertible into or exchangeable for, any unissued shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). No preemptive rights will be applicable to the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares.

          d. Issuance of Shares. The shares of Preferred Stock, Conversion Shares and Warrant Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, upon conversion of the shares of Preferred Stock in accordance with the terms of the Certificate of Designation and upon proper exercise of the Warrants in accordance with the terms of the Warrants, as applicable, the shares of Preferred Stock, Conversion Shares and Warrant Shares shall be validly issued, fully paid and non-assessable, free of any encumbrances, and shall not be subject to preemptive rights of stockholders of the Company.

          The terms, designations, powers, preferences and relative, participating, and optional or special rights, and the qualifications, limitations, and restrictions of each series of preferred stock of the Company are as stated on the Certificate of Incorporation, as amended, the Bylaws, as amended and restated, and the Certificate of Designation, as amended and restated, filed on or prior to the date hereof.

          The Company has reserved 1,180,000 shares of Common Stock for issuance to the Investors in connection with the conversion of the Preferred Stock issued or issuable to the Investors, including the issuance of the Conversion Shares, and 675,000 shares of Common Stock for issuance to the Investors in connection with the exercise of the Warrants issued or issuable to the Investors. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, including the issuance of the Conversion Shares, and exercise of the Warrants such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Preferred Stock and to issue the Conversion Shares, and the exercise of all then outstanding Warrants; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock and to issue the Conversion Shares, and the exercise of all then outstanding Warrants, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          e. No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the shares of Preferred Stock, the Warrants, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws of the Company or its subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected.

          f. Third Party Consents. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof.

          g. SEC Documents, Financial Statements. Since December 31, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents were prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          h. Absence of Undisclosed Liabilities. Since the date of the latest balance sheet included in the SEC Documents, except as reflected in the SEC Documents, neither the Company nor its subsidiary has undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business.

          i. Absence of Certain Changes. Since March 31, 1997, there has been no material adverse change (except for continued operating losses) in the business, properties, operations, financial condition, results of operations, assets or liabilities of the Company, except as disclosed in the SEC Documents. Subsequent to the respective dates as of which information is given in the SEC Documents, except as described or referred to therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

          j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries that is reasonably likely to have a Material Adverse Effect.

          k. Patents, Copyrights, etc. Except as disclosed in the SEC Documents, the Company (i) owns or has the right to use, free and clear of all liens, claims, encumbrances, pledges, security interests, and other adverse interests of any kind whatsoever, all patents, inventions, know-how, trade secrets, trademarks, service marks, trade names, copyrights, technology, and all licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without, to the best knowledge of the Company and its subsidiary, infringing upon or otherwise acting adversely to the right or claimed right of any person, Company or other entity,
(ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise and (iii) has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

          l. Taxes. The Company and its subsidiaries have filed or caused to be filed all income tax returns which are required to be filed and have paid or caused to be paid


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


all taxes and all assessments received by them to the extent that such taxes and assessments have become due, except taxes and assessments the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside, and except for such returns for which the failure to file would not have a material adverse effect upon the Company and its subsidiaries taken as a whole. The federal income tax returns of the Company and its subsidiaries have been examined and reported on by the Internal Revenue Service (or closed by applicable statutes) and all tax liabilities including additional assessments have been satisfied for all fiscal years prior to and including the fiscal year ended [ ]. The Company and its subsidiaries have paid or caused to be paid, or have established reserves that the Company reasonably believes to be adequate in all material respects, for all federal income tax liabilities and state income tax liabilities applicable to the Company and its subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

          m. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Investors in writing in connection with the transactions contemplated hereby was true and correct in all material respects as of the date provided and in light of the circumstances under which provided and the Company has not omitted to state any material fact necessary in order to make the information provided herein or therein, in light of the circumstances under which they were provided, not misleading.

          n. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Chancellor LGT Asset Management.

          o. Assets. Each of the Company and its subsidiaries has good and marketable title in fee simple to each of the items of personal property which are reflected in the financial statements as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the SEC Documents as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the SEC Documents and other than those that could not materially affect the value thereof or materially interfere with the use made or presently contemplated to be made thereof by them.

          p. Material Agreements. Each agreement listed as an exhibit to Company's Annual Report on Form 10-K for the year ended December 31, 1996 and each agreement entered into by the Company or its subsidiary since the filing of such Form 10-K that would have been required to be included as an Exhibit to such Form 10-K had it been entered into on or prior to such filing, is in full force and effect and is valid and enforceable by the Company or one of its subsidiaries in accordance with its terms, except where the failure of any such agreement to be in full force and effect and valid and enforceable by the Company or one of its subsidiaries in accordance with its terms would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company, nor to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default which default or event would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their properties or businesses is bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

          q. Compliance with Law. Each of the Company and its subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

          r. Transactions with Affiliates. No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the SEC Documents.

          s. Insurance. Each of the Company and its subsidiaries maintains liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by development stage pharmaceutical companies of comparable size to the Company, all of which insurance is in full force and effect.

          t. Employment Matters. The Company and its subsidiary are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its subsidiaries. No representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent.

          u. ERISA Matters. None of the Company's employee benefit plans ("ERISA Plans") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") which could subject the Company or any of its subsidiaries to any tax penalty on prohibited transactions and which has not adequately been corrected. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which might reasonably be expected to have a Material Adverse Effect. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a) stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any of its subsidiaries has ever completely or partially withdrawn from a "multi-employer plan" as so defined.

          v. Investment Company Status. The Company is not an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          w. Environmental. Except as disclosed in the SEC Documents, and except for instances of noncompliance with or exceptions to the following that should not have, individually or in the aggregate, a Material Adverse Effect,
(i) the Company and its operations are in full compliance with all environmental laws; (ii) the Company is not aware of, nor has the Company received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Company with all environmental laws; (iii) the Company has obtained all permits, licenses, and authorizations that are required under applicable environmental laws, and all such permits, licenses, and authorizations are in good standing and the Company is in compliance with all of the terms and conditions thereof; and (iv) no hazardous materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties of the Company except in compliance with applicable environmental laws. The Company is not subject to any outstanding or, to the best of the Company's knowledge, threatened order from or agreement with any governmental authority or other person or subject to any judicial or administrative proceeding with respect to
(A) failure to comply with environmental laws, (B) remedial action, or (C) any environmental liabilities.

          x. Certain Relationships. To the best knowledge of the Company, neither David Blech nor any of his affiliates is (i) a stockholder of, or a lender to, the Company or any of its subsidiaries; (ii) a director, officer, employee or consultant to the Company or any of its subsidiaries; or (iii) a party to any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party.

          y. Certain Other Provisions. The issuance of the shares of Preferred Stock at the First Closing does not, and the issuance of the Conversion Shares in respect of such Preferred Stock, the issuance of Warrants in respect of such Preferred Stock issuance and the issuance of the Warrant Shares in respect of such Warrants will not, assuming no change in applicable facts from those existing as of the date hereof, result in the acceleration of rights under any agreement to which the Company or any of its subsidiaries is a party, or by which any material asset or property of the Company or any of its subsidiaries is bound, or give rise to an obligation of the Company to make any payments, other than the acceleration of rights to exercise options issued to the Company's employees and directors, payments that may be due on the termination of employment of any employee of the Company or any of its subsidiaries, and other payments or obligations not in excess of $250,000 in the aggregate.

          z. Rights Agreement. Amendment No. 1, dated as of June 9, 1997 to the Rights Agreement, dated as of September 16, 1996 between the Company and American Stock Transfer and Trust Company (the "Rights Agreement") has been duly authorized, executed and delivered by the Company and, subject to the terms thereof, no Person (as defined in the Rights Agreement) shall become an Acquiring Person (as defined in the Rights Agreement) solely as a result of the beneficial ownership of securities to be issued pursuant to this Agreement or otherwise in connection therewith, including Preferred Stock or the Common Stock resulting from the conversion of the Preferred Stock and/or the exercise of Warrants which, if aggregated with other securities beneficially owned on the date hereof by any Investor and/or Chancellor LGT Asset Management, Inc. and their Affiliates and Associates, would otherwise result in any such Person being deemed an Acquiring Person.


     4. COVENANTS OF THE INVESTORS.

          a. Resale Restrictions During Lock-Up Periods. Each Investor severally agrees that it will not (A) offer, sell, pledge, hypothecate or otherwise dispose of any

Conversion Shares or Warrant Shares or (B) establish or increase any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange Act) with respect to any such securities, during any "Lock-Up Period. This restriction shall apply during the following Lock-Up Periods:

               i. Commencing on the date hereof, and expiring as to 50% of the Conversion Shares and the Warrant Shares then owned by or issuable to such Investor upon the earlier of (A) June 1, 1998 or (B) the receipt by the Company of a letter (a copy of which shall be provided to each Investor promptly upon receipt) from the United States Food & Drug Administration (the "FDA") granting accelerated approval of the Company's New Drug Application to market Synovir(R) for any indication, and expiring as to 100% of the Conversion Shares and the Warrant Shares then owned by or issuable to Investor upon the earlier of (X) June 1, 1999 or (Y) any date on which, pursuant to the terms of the Certificate of Designation, the Closing Price for any fifteen (15) consecutive trading days is at or above 150% of the Conversion Price then in effect.

               ii. Commencing on any date specified by the Company (the "Commencement Date") following the filing by the Company of a preliminary registration statement for a registered public offering managed by nationally recognized underwriters and ending (A) 30 days after the Commencement Date if the registration statement is not declared effective by the SEC on or prior to such 30th day, or (B) if the registration statement is declared effective by the SEC on, or within thirty days after the Commencement Date, a period not to exceed 90 days following the Effective Date of the registration statement, if required by the underwriters of the public offering.

          b. No Hedging or Short Sales. Each investor severally agrees that for so long as it owns Preferred Stock hereunder, (i) it does not have the intention of entering into, nor will enter into, directly or indirectly, any hedge, put position, short position, or other similar instrument or position with respect to the Preferred Stock, the Warrants, the Common Stock, any securities exchangeable for, exercisable into or convertible into Common Stock, or any other equity security of the Company, or (ii) will use the Conversion Shares or Warrant Shares to cover any hedge, put position, short position, or other similar instrument position with respect to the Company's Common Stock. For purposes of this Agreement, each Investor agrees that a sale of Common Stock that is expected by such Investor to be settled by delivery of Conversion Shares or Warrant Shares more than five business days after the sale of such Conversion Shares or Warrant Shares constitutes a short sale and is prohibited by this
Section 4.b.

          c. No Sales of Common Stock Prior to Certain Dates. Each Investor severally agrees that it will not offer, sell or otherwise dispose of, directly or indirectly, any shares of Preferred Stock or Common Stock, any securities exchangeable for, exercisable into or convertible into shares of Common Stock, or any other securities of the Company that any such Investor beneficially owns, directly or indirectly, (i) after receiving notice from the

Company of a Closing Date, during the ten trading days prior to the Closing Date, or (ii) during the ten trading days prior to June 1, 1998.

          d. HSR Act. Each Investor severally agrees that, if either outside counsel to the Investors or outside counsel to the Company determines that the Investors and the Company are required to file notifications under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") in connection with any proposed acquisition of voting securities of the Company by the Investors, including, without limitation, any acquisition pursuant to the conversion of Preferred Stock or exercise of Warrants to be issued by the Company under this Agreement, the Investor shall promptly and in good faith prepare and file such notifications, shall cooperate with the Company in effecting such filings and shall otherwise comply with the applicable requirements of the HSR Act in connection with such filing.


     5.   COVENANTS OF THE COMPANY.

     The Company covenants and agrees that, as long as the Preferred Stock, Warrants, Conversion Shares or Warrant Shares are held by the Investor, the Company will:

          a. Form D; Blue Sky Laws. The Company shall file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

          b. Use of Proceeds. The Company shall use the proceeds from the sale of the shares of Preferred Stock for the further development and commercialization of the Company's products and for other working capital and general corporate purposes, including administrative and overhead expenses. Pending any such use, the Company expects to invest the net proceeds in short-term, interest-bearing, investment grade securities.

          c.   Capital Raising Limitations.

               i. Subject to the exceptions described below, the Company agrees that during the period beginning on the date hereof and ending on June 1, 1998, the Company will not, without the prior written consent of a majority in interest of the Investors, obtain additional equity financing, whether in a private or public offering, at a price per share of Common Stock that is less than 100% of the Initial Conversion Price, as defined in Section 5(a) of the Certificate of Designation, unless it shall first have issued and sold all shares of Preferred Stock that the Investors have agreed to purchase under this Agreement.

               ii.  [intentionally omitted]

               iii. Subject to the exceptions described below, the Company agrees that during the period beginning on the date hereof and ending on June 1, 1998, if the Company, without the prior written consent of a majority in interest of the Investors, obtains additional equity financing through a private or public offering at a price per share of Common Stock that is less than 125% of the Initial Conversion Price, as defined in Section 5(a) of the Certificate of Designation, prior to the Company first having issued and sold all shares of Preferred Stock that the Investors have agreed to purchase under this Agreement, then the Company shall become obligated to issue to each Investor, all Warrants not theretofore issued pursuant to Section 1(d)(ii) hereof to which the Investor would be entitled had all shares of Preferred Stock issuable under this Agreement actually been issued and sold to such Investor, based on the Conversion Price in effect (as determined by the Certificate of Designation) on the closing date of such private offering or the effective date of such public offering.

               iv. The capital raising limitations set forth in ii.-iii. above shall not apply to any transaction involving (A) issuances of securities in connection with a merger, consolidation or sale of assets, or (B) the issuance of securities at a price per share of Common Stock above the Conversion Price (as determined by the Certificate of Designation) then in effect, in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company.

               v. The capital raising limitations set forth in ii.-iii. above also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, to the grant of additional options or warrants to employees and directors of, or consultants to, the Company pursuant to a plan approved by the Board of Directors of the Company, or to the issuance of securities thereunder.

               vi. The capital raising limitations set forth in i.-iii. above also shall not apply (A) in the event that the rules of the National Association of Securities Dealers, Inc. require the Company, after the First Closing, to obtain stockholder approval prior to the issuance and sale of additional Preferred Stock pursuant to this Agreement, and such stockholder approval is not obtained despite the Company's best efforts, or (B) the failure of any conditions to the Second, Third or Fourth Closings, which conditions are not waived by all of the Investors; provided, however, if the Company, without the prior written consent of a majority in interest of the Investors, obtains additional equity financing through a private or public offering at a price per share of Common Stock that is less than 125% of the Initial Conversion Price, as defined in Section 5(a) of the Certificate of Designation, prior to having issued and sold all shares of Preferred Stock that the Investors have agreed to purchase under this Agreement, in reliance on the exception provided by this
Section 5.c.vi., then the

Company shall become obligated to issue to each Investor, all Warrants not theretofore issued pursuant to Section 1(d)(ii) hereof to which the Investor would be entitled had all shares of Preferred Stock issuable under this Agreement actually been issued and sold to such Investor, based on the Conversion Price in effect (as determined by the Certificate of Designation) on the closing date of such private offering or the effective date of such public offering.

               vii. The capital raising limitations set forth in i.-iii. above also shall not apply in the event that any Investor breaches its obligation to purchase its full Subscription Amount at any Closing after the Company provides proper notice of its exercise of its option to issue and sell Preferred Stock at such Closing.

               viii. The capital raising limitations set forth in i. - iii. above shall not apply to any issuance of securities by any subsidiary of the Company.

          d. Expenses. The Company shall reimburse Chancellor LGT Asset Management for all out-of-pocket expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses; provided, however, that the Company's total obligation pursuant to this Section 5(d) is limited to Sixty Five Thousand Dollars ($65,000) plus reasonable disbursements not in excess of 10% of such fees.

          e. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding shares of Preferred Stock and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the Conversion Price of the shares of Preferred Stock and the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the shares of Preferred Stock and the full exercise of the Warrants without the consent of each Investor.

          f. Listing. The Company shall use its best efforts to promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed.

          g. Maintenance of Property. The Company shall do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          h. Obligations and Taxes. The Company shall pay its debts and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company shall have set aside on its respective books adequate reserves with respect thereto.

          i. Financial Statements, Reports, etc. The Company shall furnish to Investors, promptly upon their becoming available, copies of all (i) financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders or by any of its Subsidiaries to its security holders other than the Company or another of its Subsidiaries, and (ii) regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or its Subsidiary with any securities exchange or with the Commission or any governmental authority succeeding to any of its functions;

          j. Maintaining Records: Access to Properties and Inspections. The Company shall maintain all financial records in accordance with GAAP and permit any representatives designated by an Investor to visit and inspect the financial records and the properties of the Company at reasonable times and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Investor to discuss the affairs, finances and condition of the Company with the officers thereof.

          k. Corporate Existence. The Company and its subsidiary will maintain their existence as corporations existing in good standing under the laws of the jurisdiction in which it they are incorporated, and will maintain their status as duly qualified as foreign corporations to do business and remain in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

          l. SEC Documents, Financial Statements. The Company will file all reports, schedules, forms, statements and other documents required to be filed by it with the

SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          m. Compliance with Law. The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations.

          n. Insurance. The Company shall maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by development stage pharmaceutical companies of comparable size to the Company.

          o. HSR Act. The Company agrees that, if either outside counsel to the Investors or outside counsel to the Company determines that the Investors and the Company are required to file notifications under the HSR Act in connection with any proposed acquisition of voting securities of the Company by the Investors, including, without limitation, any acquisition pursuant to the conversion of Preferred Stock or exercise of Warrants to be issued by the Company under this Agreement, the Company shall promptly and in good faith prepare and file such notifications, shall cooperate with the Investors in effecting such filings and shall otherwise comply with the applicable requirements of the HSR Act in connection with such filing.

          p. Announcements. Except as otherwise required by applicable laws, rules or regulations, neither the Company, nor the Investors shall make any public announcement with respect to this Agreement or the transactions contemplated hereby, prior to the First Closing. The Company shall provide to Chancellor LGT Asset Management, Inc. ("Chancellor") an opportunity to review any document intended for public dissemination that the Company proposes to disseminate and which identifies Chancellor or any Investor by name, and the Company shall make such changes to such proposed public announcement as Chancellor and/or any Investor shall reasonably request; provided, however, that nothing in this sentence shall be deemed to restrain the Company from making any disclosure that, in the good faith determination of the Company, is required by applicable laws, rules or regulations.

          q. Repurchases of Series A Preferred Stock. Notwithstanding anything to the contrary contained in Section 5.b. hereof, the Company shall not expend, in the aggregate, more than $3 million to repurchase Series A Convertible Preferred Stock other than from (A) the net proceeds of a registered public offering of Common Stock with nationally recognized underwriters and/or (B) the payments made to the Company and any strategic partner or joint venturer contemporaneously with the execution of an agreement with the Company; provided, any such offering occurs, or payments are received after the First Closing.


     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Company shall have no obligation to issue and sell the shares of Preferred Stock at the Second Closing, Third Closing or Fourth Closing. The obligation of the Company hereunder to issue and sell the shares of Preferred Stock to an Investor at the First Closing is subject to the satisfaction, at or before the Closing Date in respect of the First Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          a. Such Investor shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          b. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

          c. Such Investor shall have delivered the full purchase price in accordance with Section 1.b. above.

          d. The representations and warranties of such Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Investor at or prior to the Closing Date.


     7.   CONDITIONS TO INVESTORS' OBLIGATIONS TO PURCHASE.

     The obligation of each Investor hereunder to purchase the shares of Preferred Stock at each Closing is subject to the satisfaction, at or before the Closing Date in respect of such closing of each of the following conditions, provided that these conditions are for such Investor's sole benefit and may be waived by such Investor at any time in its sole discretion:

          a.   With respect to the First Closing:

               i. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Investor.

               ii. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

               iii. The Company shall have delivered to such Investor duly executed stock certificates (in such denominations as the Investor shall request) representing the shares of Preferred Stock being so purchased in accordance with Section 1.b. above.

               iv. The representations and warranties of the Company shall be true and correct as of the date when made and (except for representations and warranties that speak as of a specific date) as of the Closing Date as though made at such time and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing Date. The Investor shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor.

               v. The Investor shall have received an opinion of the Company's counsel, dated as of such Closing Date, in form, scope and substance reasonably satisfactory to the Investor and in substantially the same form as Exhibit "E" attached hereto.

               vi. Each of the directors and executive officers of the Company shall have entered into lock-up agreements, in form, scope and substance reasonably satisfactory to the Investor, with the Company that provide for restrictions on the sale of Common Stock during the Lock-Up Periods and the Investor shall have received copies of all such Lock-Up Agreements.

               vii. The Common Stock shall be listed for quotation and trading on the Nasdaq National Market.

               viii. The Company shall have delivered to such Investor a certificate of the Secretary of the Company (A) as to the incumbency and signatures of each of the officers of the Company who shall execute on behalf of the Company any document delivered at such Closing; (B) attaching and certifying the Certificate of Incorporation and By-laws of the Company, and (C) attaching and certifying the resolutions of the Board of Directors of the Company with respect to this Agreement and the transaction contemplated hereby.

          b.   With respect to the Second Closing:

               i. The Company shall have delivered to such Investor duly executed stock certificates (in such denominations as the Investor shall request) representing the shares of Preferred Stock being so purchased in accordance with Section 1.b. above.

               ii. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and (except for representations and warranties that speak as of a specific date) as of the Closing Date as though made at such time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor.

               iii. Any waiting period applicable to such Closing under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the transactions to be consummated at such Closing, which action shall have not been withdrawn or terminated.

               iv. The Common Stock shall be listed for quotation and trading on the Nasdaq National Market.

               v. The Company shall have represented and warranted to the Investors that the issuance of all shares of Preferred Stock, Conversion Shares, Warrants and Warrant Shares does not and will not, assuming no change in applicable facts from those existing as of the date of such representation and warranty, result in the acceleration of rights under any agreement to which the Company or any of its subsidiaries is a party, or by which any material asset or property of the Company or any of its subsidiaries is bound, or give rise to an obligation of the Company to make any payments, other than the acceleration of rights to exercise options issued to the Company's employees and directors, payments that may be due on the termination of employment of any employee of the Company or any of its subsidiaries, and other payments or obligations not in excess of $250,000 in the aggregate.

          c.   With respect to the Third Closing:

               i. The Company shall have received a letter from the FDA stating that the FDA has granted accelerated approval for the Company's New Drug Application to market Synovir for any indication.

               ii. The Company shall have delivered to such Investor duly executed stock certificates (in such denominations as the Investor shall request) representing the shares of Preferred Stock being so purchased in accordance with Section 1.b. above.

               iii. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and (except for representations and warranties that speak as of a specific date) as of the Closing Date as though made at such time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor.

               iv. Any waiting period applicable to such Closing under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the transactions to be consummated at such Closing, which action shall have not been withdrawn or terminated.

               v. The Common Stock shall be listed for quotation and trading on the Nasdaq National Market.

               vi. The Company shall have represented and warranted to the Investors that the issuance of all shares of Preferred Stock, Conversion Shares, Warrants and Warrant Shares does not and will not, assuming no change in applicable facts from those existing as of the date of such representation and warranty, result in the acceleration of rights under any agreement to which the Company or any of its subsidiaries is a party, or by which any material asset or property of the Company or any of its subsidiaries is bound, or give rise to an obligation of the Company to make any payments, other than the acceleration of rights to exercise options issued to the Company's employees and directors, payments that may be due on the termination of employment of any employee of the Company or any of its subsidiaries, and other payments or obligations not in excess of $250,000 in the aggregate.

          d.   With respect to the Fourth Closing:

               i. The Company shall have received a letter from the FDA stating that the FDA has granted accelerated approval of the Company's New Drug Application to market Synovir for any indication.

               ii. The Company shall have delivered to such Investor duly executed stock certificates (in such denominations as the Investor shall request) representing the shares of Preferred Stock being so purchased in accordance with Section 1.b. above.

               iii. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and (except for representations and warranties that speak as of a specific date) as of the Closing Date as though made at such time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the

Closing Date. The Investor shall have received a certificate, executed by the chief executive officer of the Company, dated as of such Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor.

               iv. Any waiting period applicable to such Closing under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the transactions to be consummated at such Closing, which action shall have not been withdrawn or terminated.

               v. The Common Stock shall be listed for quotation and trading on the Nasdaq National Market.

               vi. The Company shall have represented and warranted to the Investors that the issuance of all shares of Preferred Stock, Conversion Shares, Warrants and Warrant Shares does not and will not, assuming no change in applicable facts from those existing as of the date of such representation and warranty, result in the acceleration of rights under any agreement to which the Company or any of its subsidiaries is a party, or by which any material asset or property of the Company or any of its subsidiaries is bound, or give rise to an obligation of the Company to make any payments, other than the acceleration of rights to exercise options issued to the Company's employees and directors, payments that may be due on the termination of employment of any employee of the Company or any of its subsidiaries, and other payments or obligations not in excess of $250,000 in the aggregate.

     8.   MISCELLANEOUS.

          a. Purchase Price Allocation. The parties to the Agreement agree to cooperate to determine, within ten (10) days of the date hereof, an allocation of the Purchase Price between the Series B Convertible Preferred Stock and the Warrants (the "Unit Allocation"), and (ii) to file all U.S. federal, state and local income and franchise tax returns ("Tax Returns") consistent with the Unit Allocation (unless required otherwise by a "determination" within the meaning of section 1313(a) of the Code). The parties to the Agreement further agree to treat the Series B Convertible Preferred Stock as stock other than "preferred stock" for purposes of section 305 of the Code and the Regulations thereunder and to file all Tax Returns consistent with such treatment (unless required otherwise by a "determination" within the meaning of section 1313(a) of the
Code).

          b. Equitable Relief. The Company and the Investor each recognize that in the event that either party fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the aggrieved party. The Company and the Investor therefore agree that an aggrieved party under this

Agreement, if such party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          c. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

          d. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

          e. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          f. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          g. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          h. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested), by facsimile, or delivered personally or by courier and shall be effective upon receipt. Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

If to the Company:

                           Celgene Corporation
                           7 Powder Horn Drive
                           Warren, NJ  07059
                           Attention: Chief Executive Officer
                           Telecopy:  (908) 271-1001

                           With copy to:

                           Arnold S. Jacobs, Esq.
                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY  10036-8299
                           Telecopy: (212) 969-2900

If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

          i. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

          j. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          k. Survival. The representations and warranties of the Company and the agreements and covenants set forth herein shall survive each closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investors. The Company agrees to indemnify and hold harmless each of the Investors for loss or damage or costs, including reasonable attorneys' fees, arising as a result of or related to any breach or alleged breach by the Company of any such representation, warranty, agreement or covenant herein.

          l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          m. Termination. In the event that the First Closing shall not have occurred on or before June 13, 1997, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.


Celgene Corporation

By:
   ----------------------------------


NAME OF INVESTOR: Chancellor LGT Private Capital III, L.P.

SIGNATURE:

By:
   ----------------------------------
Name:
     --------------------------------
Its:
    ---------------------------------



ADDRESS:

         --------------------
         c/o Chancellor LGT Asset Management, Inc.
         1166 Avenue of the Americas
         New York, New York 10036
         Facsimile:_(212)
         Telephone: -------------


SUBSCRIPTION AMOUNT PER CLOSING:

         Number of Shares of Series B Convertible Preferred Stock:    ----------

         Purchase Price:                                              ----------

AGGREGATE SUBSCRIPTION AMOUNT:

         Aggregate Number of Shares of
           Series B Convertible Preferred Stock:                      ----------

         Aggregate Purchase Price:                                    ----------

                                  SCHEDULE 3(c)

            Securities or rights convertible into or exchangeable for
               any unissued shares of capital stock of the Company



Stock Options                                                          2,192,633
Warrants                                                                 384,056
Series A Convertible Preferred Stock (as of May 31, 1997)                922,415

                                                           Total:      3,569,104